Proforma
Condensed, Combined Financial Information
Reflecting The Effects Of The Acquisition

Introduction

The following present the combined financial statements of Freedom 20, Inc. (Freedom) for its quarter ended September 30, 2006 and from inception on June 27, 2006 to September 30, 2006 as previously filed by Freedom under form 10QSB. Freedom is currently in it is development stage. Freedom has no revenues and has $2,100 representing accounting and other formation costs. Freedom was incorporated in the State of Delaware on June 27, 2006. Since inception, Freedom has been engaged in organizational efforts. As a blank check company, Freedom’s business is to pursue a business combination through acquisition, or merger with an existing company.

Fluid Audio Network, Inc. (Fluid) balance sheet as of September 30, 2006 and statement of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 have been derived from audited financial statements included in this Form 8K. The proforma combined balance sheet as September 30, 2006 and statement of operations for the year ended December 31, 2005 and the nine months ended September 30, 2006 assume that the acquisition of Freedom had occurred on those dates.

From inception on June 27, 2006 to September 30, 2006 which is approximately three months for Freedom was used to estimate for the nine months ended proforma combined statement of operations and the year ended September 30, 2006 was used for the proforma combined statement of operations. The estimated expenses are based on the intention of the sole shareholder of Freedom to operate the shell company. The proforma balance sheets are not necessarily indicative of the results that actually would have occurred if the acquisition had been completed on the assumed date(s) nor are the statements necessarily indicative of future combined financial position or earnings. The data presented should be read in conjunction with the financial statements of Freedom and Fluid for the periods shown.

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Fluid Audio Network, Inc.
Proforma Condensed, Combined
Balance Sheet

As of September 30, 2006

	Fluid Audio Network, Inc. Stand-Alone	Freedom Stand-Alone	Adjustments	Proforma Combined	Note
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash	$45,582		$ $ (1)	$45,581	1

Restricted cash	200,000			200,000
Accounts receivable	40,685			40,685
Preferred stock subscription receivable	11,159			11,159
Other receivables	5,487			5,487
Loan origination costs	30,995			30,995
Prepaid expenses	107,588			107,588
Deferred expenses	730,852			730,852
Total current assets	1,172,348		(1)	1,172,347

Fixed assets:
Website development costs, net of amortization	219,524			219,524
Equipment and fixtures, net of depreciation	73,526			73,526
Total fixed assets	293,050			293,050

Other assets:
Investment in affiliate at cost	625,000			625,000
Intangible assets-acquisition of advertising rights	1,100,000			1,100,000
Note receivable and advances	28,271			28,271
Rent deposit	7,896			7,896
Total other assets	1,761,167			1,761,167

	$3,226,565		$(1)	$3,226,564

(Continued)

Note 1: For more information, go to page F-50 of this report.

Fluid Audio Network, Inc.
Proforma Condensed, Combined
Balance Sheet (continued)
As of September 30, 2006

	Fluid Audio Network, Inc. Stand-Alone	Freedom Stand-Alone	Adjustments	Proforma Combined	Note
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable, trade	$336,815			$336,815
Accrued expenses	234,893			234,893
Accrued vacation	23,532			23,532
Revolving line of credit	100,000			100,000
Deferred revenue	748,080			748,080
Total current liabilities	1,443,320			1,443,320

Long-term liabilities:
Convertible debentures payable	955,556			955,556
Dividend payable	346,309		(90,980)	255,329

Total liabilities	2,745,185		(90,980)	2,654,205

Total convertible redeemable preferred stock	8,380,312		(2,966,277)	5,414,035

Common stock	88	10	(10)		1
			160
			1,143
			(292)
			(321)
			(88)	690
Additional paid-in capital		2,090	2,099
			(2,090)
			8,400
			90,980
			321
			292
			2,966,117	3,068,209
Accumulated deficit	(7,899,020)	(2,100)	(1,055)
			(8,400)	(7,910,575)
Total stockholders' deficit	(7,898,932)	0	3,057,256	(4,841,676)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$3,226,565	0	(1)	$3,226,564

Note 1: For more information, go to page F-50 of this report.

Fluid Audio Network, Inc.
Proforma Condensed, Combined
Statements Of Operations

For the Nine Months Ended September 30, 2006

	Fluid Audio Network, Inc. Stand-Alone	Freedom Stand-Alone	Adjustments		Proforma Combined	Note

Total revenue	$3,812,974		$	$	$3,812,974

Cost of goods sold	1,319,925				1,319,925

Gross profit	2,493,049				2,493,049

Expenses:
Marketing and promotions	3,524,206				3,524,206
Office and administration	463,333	2,100		8,400	473,833	1
Professional and consulting	742,964				742,964
Salaries and payroll taxes	1,416,430				1,416,430
Fremantle operating license	877,645				877,645
Depreciation and amortization	59,828				59,828

Total expenses	7,084,406	2,100		8,400	7,094,906

Loss from operations	(4,591,357)	(2,100)		(8,400)	(4,601,857)
Net other income (interest, tax)	3,720				3,720

Net loss	$(4,587,637)	(2,100)		(8,400)	$(4,598,137)

Earnings per share
Net loss after income taxes					$(4,598,137)
Dividends					(214,886)
Net loss available to common shareholders					$(4,813,023)

Common stock, weighted average		100,000			6,400,000

Earnings per share, basic and diluted		$(0.011)			$(0.75)

Note 1: For more information, go to page F-50 of this report.

Fluid Audio Network, Inc.
Proforma Condensed, Combined
Statements Of Operations

For the Year Ended December 31, 2005

	Fluid Audio Network, Inc. Stand-Alone	Freedom Stand-Alone	Adjustments		Proforma Combined	Note

Total revenue	$267,674		$	$	$267,674

Cost of goods sold	86,537				86,537

Gross profits	181,137				181,137

Expenses:
Marketing and promotions	775,679				775,679
Office and administration	232,948
Professional and consulting	876,494
Salaries and payroll taxes	770,217
Fremantle operating license	300,000			10,500	2,190,159	1
Depreciation and amortization	20,123				20,123

Total expenses	2,975,461			10,500	2,985,961

Loss from operations	(2,794,324)			(10,500)	(2,804,824)
Net other income (interest, tax)	1,643				1,643

Net loss	$(2,792,681)			$(10,500)	$(2,803,181)

Earnings per share
Net loss after income taxes					$(2,803,181)
Dividends					(131,423)
Net loss available to common shareholders		$(10,500)			$(2,934,603)

Common stock, weighted average		100,000			6,400,000

Earnings per share, basic and diluted		$(0.11)			$(0.46)

Note 1: For more information, go to page F-50 of this report.

Fluid Audio Network, Inc.
Note to Proforma Condensed
Combined Financial Statements
for the Nine Months Ended September 30, 2006
and the Year Ended December 31, 2005

Note 1 of 1

On February 2, 2007, Freedom entered an Agreement and Plan Reorganization with Fluid Audio Networks, Inc. (Fluid) under which Fluid will gain control of Freedom through a reverse merger transaction. Pursuant to the Agreement, Fluid will purchase 1 share of common stock of Freedom at a purchase price of $1.00 per share and Freedom will thereafter become a wholly owned subsidiary of Fluid.

Immediately after the acquisition, Fluid will perform a short form parent-subsidiary merger whereby Fluid (the parent company) will be merged with and into Freedom (the wholly owned subsidiary) and Fluid shall be the surviving entity.

If the merger is consummated, Freedom is anticipated to issue an aggregate of approximately 6,900,000 of its authorized and outstanding shares of common stock, in connection with the conversion of and exchange for all of the issued and outstanding shares of capital stock of Fluid, so that immediately after such issuance the former shareholders of Fluid will own 100% of Freedom’s outstanding shares of common stock.

As a condition precedent to the acquisition, Freedom intends to redeem 100,000 shares of its common stock from Freedom’s current shareholder for an aggregate price of $1.00, . After the closing date Fluid will issue 82,500 shares of common stock, valued at $330,000, to Freedom’s sole shareholder. The price per share to exchange the shares was $ 4.00 per share based on a mutual agreement by both parties to the transaction.

Convertible Shares
According to the automatic conversion features series C and D preferred holders must convert and their respective dividends payable are transferred into paid in capital. Pursuant to the merger, the surviving entity will change its name to Fluid Media Network, Inc. The board of directors will be controlled by Fluid subsequently to the date of reverse merger.

These statements do not reflect any adjustment or amortization of the intangible advertising rights acquired by Fluid in February 2006.

[End of Note]

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2007	Fluid Media Networks, Inc.
	By:	/s/ Justin Beckett
Justin Beckett
President, Chief Executive Officer and Chairman